UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JUNE 30, 2013

Global Bond Fund

Table of Contents

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	26
Statement of Operations	27
Statement of Changes in Net Assets	28
Notes to Financial Statements	29
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	38
Management	39
Approval of Management Agreement	42
Additional Information	47

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Global bonds posted modestly positive returns for the 12 months ended June 30, 2013. However, for U.S. investors with unhedged currency exposure, a stronger U.S. dollar led to negative overall returns for non-U.S. bonds (see the table below).

On the economic front, global economic growth slowed early in the period, particularly in the U.S. and Europe, but also in emerging economies such as China and India. In response, central banks around the world took steps to support their respective economies. The European Central Bank pledged to help stabilize and support bond markets in fiscally troubled countries; the Federal Reserve in the U.S. and the Bank of England in the U.K. implemented additional quantitative easing measures; and the Bank of Japan embarked on an aggressive program of economic stimulus measures to end deflation and revive the long-dormant Japanese economy.

By early 2013, global economic conditions began to improve. In the U.S., a recovery in the housing market and a declining unemployment rate led the Federal Reserve to signal that it may taper back its quantitative easing measures before the end of the year. This development pushed global bond yields higher near the end of the reporting period.

Other events impacting global fixed-income markets during the period included major elections in the U.S. and Japan, the U.S. government’s efforts to resolve the fiscal cliff and the sequester (which involved the expiration of certain federal tax cuts and the implementation of automatic federal budget cuts), and a contentious bailout of the banking system in Cyprus.

U.S. bond yields rose the most for the 12 months, while yields in Japan were relatively stable. European bond markets performed best, led by peripheral countries such as Italy and Spain. The Japanese bond market generated modestly positive performance, while the U.S. bond market declined for the period. From a sector perspective, corporate bonds and other non-government securities outperformed government bonds on a global basis during the reporting period.

A stronger U.S. dollar reduced non-U.S. bond returns for U.S. investors. In particular, the dollar appreciated by 24% versus the Japanese yen, reflecting the changing central bank policies in each country. The U.S. dollar also appreciated by 3% against the British pound and 12% against the Australian dollar. The main exception was the euro—the dollar declined by about 3% versus the euro for the 12-month period.

Major Currency and Global Bond Market Returns
For the 12 months ended June 30, 2013
Currency Returns*
U.S. Dollar vs. Euro	-2.78%
U.S. Dollar vs. Japanese Yen	24.07%
International Bond Market Returns (in U.S. dollars)
Barclays Global Treasury ex-U.S. Bond Index	-5.92%
Barclays Global Aggregate Bond Index (USD, hedged)	1.70%

*All percentage changes in foreign exchange rates are calculated on the basis of that currency per one U.S. dollar.

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGBVX	1.34%	2.30%	1/31/12
Barclays Global Aggregate Bond Index (USD, hedged)	—	1.70%	2.43%	—
Institutional Class	AGBNX	1.53%	2.50%	1/31/12
A Class No sales charge* With sales charge*	AGBAX	1.11% -3.44%	2.06% -1.20%	1/31/12
C Class	AGBTX	0.32%	1.29%	1/31/12
R Class	AGBRX	0.78%	1.76%	1/31/12

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012

*From 1/31/12, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.96%	0.76%	1.21%	1.96%	1.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Robert Gahagan, and David MacEwen

Performance Summary

Global Bond returned 1.34%* for the fiscal year ended June 30, 2013, compared with the 1.70% return of the fund’s benchmark index, the Barclays Global Aggregate Bond Index (USD, hedged). (See pages 4 and 5 for additional performance comparisons.)

The positive performance for both Global Bond and its benchmark index, which is hedged to remove the effects of currency fluctuations, reflected the modestly positive returns in global bond markets for the reporting period (see page 3 for more details). Sector allocation in the U.S. portion of the portfolio detracted from portfolio performance compared with the benchmark.

U.S. Bond Component Detracted

The fund’s U.S. bond holdings, which comprised about 40% of the portfolio, contributed to the fund’s underperformance of its benchmark. This underperformance occurred largely during the last six months of the period, when overweight positions in Treasury inflation-protected securities (TIPS), which are not represented in the benchmark, and investment-grade corporate bonds weighed on results.

An overweight position in mortgage-backed securities also detracted from performance as mortgage-backed securities declined during the reporting period. However, security selection in this segment of the portfolio contributed positively to relative results; in particular, exposure to commercial mortgage-backed securities and non-government-agency residential mortgage-backed securities boosted performance.

Other favorable strategies in the U.S. portion of the portfolio included an underweight position in Treasury securities, which lagged during the 12-month period, and a small position in high-yield corporate securities, which were the best-performing sector of the U.S. bond market during the period.

As interest rates increased late in the reporting period, we reduced the portfolio’s exposure to corporate bonds, taking profits in selected securities and shifting the proceeds into more-liquid segments of the bond market. In addition, we sold some mortgage-backed securities comprised of conventional fixed-rate 30-year mortgages and replaced them with shorter-term adjustable-rate mortgages that typically fare better in a rising interest rate environment.

Non-U.S. Holdings Outperformed

The fund’s non-U.S. bond holdings, which comprised the remaining 60% of the portfolio, contributed positively to performance versus the benchmark index. Exposure to credit-related bonds outside of the U.S. added value as non-government securities outperformed government bonds thanks to strong investor demand for higher-yielding investments. The fund’s non-government bonds in

*All fund returns referenced in this commentary are for Investor Class shares.

this segment of the portfolio include corporate bonds, secured bonds (which are typically backed by mortgages or other loans), and securities issued by supra-national organizations (such as the European Investment Bank).

The fund’s non-U.S. bond market positioning generated mixed results for the 12-month period. An underweight position in Germany, combined with overweight positions in Norway and Sweden, added value during the period. In addition, an overweight position in Spain and a corresponding underweight position in Italy contributed positively to performance. On the downside, underweight positions in core European markets other than Germany (including France and Belgium) and in Asia (specifically Japan and South Korea) detracted from relative results.

Currency Positioning Mixed but Positive Overall

Although the portfolio typically hedges its foreign currency exposure, we take modest tactical currency positions in an effort to add value to performance. During the fiscal year, the fund’s currency positioning aided results. The most beneficial position was an underweight in the Japanese yen, which declined sharply against all major currencies as the Bank of Japan enacted aggressive economic stimulus measures. Overweight positions in the Norwegian krone and the Swedish krona also added value during the period.

On the downside, overweight positions in the currencies of resource-based economies, such as the Australian dollar and New Zealand dollar, weighed on performance as slowing economic growth in emerging markets reduced demand for commodities. An underweight position in the euro, which appreciated against the U.S. dollar, also detracted from portfolio performance.

Toward the end of the period, we eliminated the fund’s overweight positions in the commodity-oriented currencies, as well as its underweight position in the Japanese yen. We also shifted to an overweight position in the U.S. dollar, as expectations of higher interest rates in the U.S. should help strengthen the dollar in the near term.

Positioning for the Future

Economies in developed regions of the world have largely stabilized, but growth has slowed somewhat in developing economies such as China and Brazil. It remains to be seen whether these economies will begin to recover in the coming months or decelerate further. In addition, any policy shifts by the Federal Reserve (the U.S. central bank) in the second half of the year could negatively impact growth in the U.S. and other developed countries.

We continue to believe that global bond yields will remain in a relatively narrow range in the second half of 2013, but at a higher level than in the recent past. We see value in credit-related securities, both in the U.S. and abroad, as investor demand for yield remains robust.

Fund Characteristics

JUNE 30, 2013
Portfolio at a Glance
Average Duration (effective)	6.0 years
Weighted Average Life	8.2 years

Bond Holdings by Country	% of net assets
United States	42.8%
Japan	15.5%
United Kingdom	6.7%
France(1)	4.6%
Germany(1)	3.9%
Italy(1)	3.4%
Spain(1)	3.2%
Canada	2.8%
Netherlands(1)	2.2%
Multi-National	2.2%
Other Countries	9.9%
Cash and Equivalents(2)	2.8%
(1)These countries are members of the eurozone. (2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	45.0%
Corporate Bonds	24.2%
U.S. Government Agency Mortgage-Backed Securities	13.3%
Collateralized Mortgage Obligations	5.9%
U.S. Treasury Securities	4.9%
Commercial Mortgage-Backed Securities	3.2%
Municipal Securities	0.7%
Temporary Cash Investments	4.1%
Other Assets and Liabilities	(1.3)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$982.30	$4.72	0.96%
Institutional Class	$1,000	$983.30	$3.74	0.76%
A Class	$1,000	$981.30	$5.94	1.21%
C Class	$1,000	$978.30	$9.61	1.96%
R Class	$1,000	$980.30	$7.17	1.46%
Hypothetical
Investor Class	$1,000	$1,020.03	$4.81	0.96%
Institutional Class	$1,000	$1,021.03	$3.81	0.76%
A Class	$1,000	$1,018.79	$6.06	1.21%
C Class	$1,000	$1,015.08	$9.79	1.96%
R Class	$1,000	$1,017.56	$7.30	1.46%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2013

Principal Amount	Value

Sovereign Governments and Agencies — 45.0%
AUSTRALIA — 1.0%
Australia Government Bond, 5.75%, 7/15/22	AUD	150,000	$158,616
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	145,000	143,045
			301,661
AUSTRIA — 1.1%
Austria Government Bond, 3.40%, 10/20/14(1)	EUR	100,000	135,739
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	75,000	114,051
Austria Government Bond, 3.90%, 7/15/20(1)	EUR	40,000	60,152
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	10,000	16,103
			326,045
BELGIUM — 0.6%
Belgium Government Bond, 4.00%, 3/28/18	EUR	30,000	43,836
Belgium Government Bond, 3.75%, 9/28/20	EUR	25,000	36,415
Belgium Government Bond, 5.00%, 3/28/35	EUR	65,000	106,079
			186,330
BRAZIL — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19		40,000	45,760
CANADA — 2.4%
Canadian Government Bond, 4.00%, 6/1/17	CAD	170,000	176,055
Canadian Government Bond, 3.75%, 6/1/19	CAD	65,000	67,851
Canadian Government Bond, 3.25%, 6/1/21	CAD	170,000	173,285
Canadian Government Bond, 5.75%, 6/1/33	CAD	55,000	75,117
Canadian Government Bond, 4.00%, 6/1/41	CAD	30,000	34,519
Province of British Columbia, 4.10%, 12/18/19	CAD	65,000	67,409
Province of Ontario Canada, 1.60%, 9/21/16		40,000	40,612
Province of Ontario Canada, 4.65%, 6/2/41	CAD	70,000	74,721
			709,569
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21		10,000	10,440
CZECH — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	600,000	35,838
DENMARK — 0.3%
Denmark Government Bond, 4.00%, 11/15/19	DKK	350,000	72,015
Denmark Government Bond, 4.50%, 11/15/39	DKK	55,000	13,563
			85,578
FINLAND — 0.2%
Finland Government Bond, 1.625%, 9/15/22	EUR	45,000	57,291
FRANCE — 2.1%
France Government Bond OAT, 4.00%, 4/25/14	EUR	55,000	73,863
France Government Bond OAT, 3.25%, 10/25/21	EUR	200,000	285,157
France Government Bond OAT, 5.50%, 4/25/29	EUR	75,000	129,444
France Government Bond OAT, 4.75%, 4/25/35	EUR	75,000	121,465
			609,929
GERMANY — 2.4%
Bundesobligation, 2.00%, 2/26/16	EUR	90,000	122,512
Bundesrepublik Deutschland, 2.25%, 9/4/20	EUR	290,000	405,762
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	95,000	166,275
			694,549
IRELAND — 0.5%
Ireland Government Bond, 4.00%, 1/15/14	EUR	70,000	92,890
Ireland Government Bond, 5.90%, 10/18/19	EUR	35,000	51,361
			144,251
ITALY — 3.1%
Italy Buoni Poliennali Del Tesoro, 3.75%, 8/1/15	EUR	185,000	248,281

Principal Amount	Value

Italy Buoni Poliennali Del Tesoro, 4.50%, 5/1/23	EUR	400,000	$521,180
Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	EUR	135,000	157,567
			927,028
JAPAN — 15.5%
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	143,300,000	1,475,295
Japan Government Ten Year Bond, 1.50%, 9/20/18	JPY	105,000,000	1,122,391
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	83,000,000	853,651
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	88,300,000	1,002,493
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	12,000,000	125,997
			4,579,827
MEXICO — 0.4%
Mexican Bonos, 6.50%, 6/9/22	MXN	900,000	73,354
Mexico Government International Bond, 5.95%, 3/19/19		30,000	34,485
Mexico Government International Bond, 6.05%, 1/11/40		20,000	21,900
			129,739
MULTI-NATIONAL — 2.2%
European Investment Bank, 2.50%, 7/15/15	EUR	130,000	176,477
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	50,000	73,455
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	200,000	262,599
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	85,000	127,169
			639,700
NETHERLANDS — 1.5%
Netherlands Government Bond, 4.00%, 7/15/16(1)	EUR	140,000	201,053
Netherlands Government Bond, 3.50%, 7/15/20(1)	EUR	150,000	220,667
Netherlands Government Bond, 4.00%, 1/15/37(1)	EUR	20,000	32,330
			454,050
NEW ZEALAND — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	50,000	41,463
NORWAY — 1.4%
Norway Government Bond, 4.25%, 5/19/17	NOK	250,000	45,178
Norway Government Bond, 3.75%, 5/25/21	NOK	2,000,000	362,835
			408,013
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37		10,000	11,850
POLAND†
Poland Government International Bond, 3.00%, 3/17/23		10,000	9,050
SINGAPORE — 0.2%
Singapore Government Bond, 3.125%, 9/1/22	SGD	60,000	50,514
SOUTH AFRICA — 0.3%
South Africa Government Bond, 7.75%, 2/28/23	ZAR	700,000	71,505
SOUTH KOREA — 0.1%
Korea Development Bank (The), 3.25%, 3/9/16		40,000	41,437
SPAIN — 2.6%
Spain Government Bond, 4.50%, 1/31/18	EUR	500,000	675,654
Spain Government Bond, 5.85%, 1/31/22	EUR	60,000	85,112
			760,766
SWEDEN — 1.8%
Sweden Government Bond, 6.75%, 5/5/14	SEK	1,000,000	156,369
Sweden Government Bond, 4.25%, 3/12/19	SEK	450,000	76,299
Sweden Government Bond, 3.50%, 6/1/22	SEK	1,780,000	295,576
			528,244
SWITZERLAND — 0.5%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	135,000	156,050
UNITED KINGDOM — 4.4%
United Kingdom Gilt, 4.00%, 9/7/16	GBP	210,000	352,086

Principal Amount	Value

United Kingdom Gilt, 3.75%, 9/7/21	GBP	170,000	$288,460
United Kingdom Gilt, 4.25%, 3/7/36	GBP	125,000	216,544
United Kingdom Gilt, 4.50%, 12/7/42	GBP	185,000	333,455
United Kingdom Gilt, 4.25%, 12/7/55	GBP	60,000	105,092
			1,295,637
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $14,455,926)			13,312,114
Corporate Bonds — 24.2%
AEROSPACE AND DEFENSE — 0.2%
Lockheed Martin Corp., 4.25%, 11/15/19		20,000	21,794
United Technologies Corp., 5.70%, 4/15/40		10,000	11,761
United Technologies Corp., 4.50%, 6/1/42		10,000	9,912
			43,467
AUTOMOBILES — 0.1%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		30,000	32,745
BEVERAGES — 0.4%
Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43		10,000	9,104
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		40,000	50,633
Brown-Forman Corp., 3.75%, 1/15/43		10,000	8,803
Coca-Cola Co. (The), 1.80%, 9/1/16		30,000	30,627
SABMiller Holdings, Inc., 2.45%, 1/15/17(1)		20,000	20,329
SABMiller Holdings, Inc., 3.75%, 1/15/22(1)		10,000	10,190
			129,686
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 2.125%, 5/15/17		20,000	20,095
Amgen, Inc., 4.10%, 6/15/21		10,000	10,498
Amgen, Inc., 5.375%, 5/15/43		10,000	10,393
Gilead Sciences, Inc., 4.40%, 12/1/21		20,000	21,503
			62,489
CAPITAL MARKETS — 0.3%
Fidelity International Ltd., MTN, 6.75%, 10/19/20	GBP	50,000	83,801
Jefferies Group, Inc., 5.125%, 4/13/18		10,000	10,500
			94,301
CHEMICALS — 0.2%
Ashland, Inc., 4.75%, 8/15/22(1)		10,000	9,925
Eastman Chemical Co., 3.60%, 8/15/22		20,000	19,303
Ecolab, Inc., 4.35%, 12/8/21		10,000	10,570
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		25,000	25,625
			65,423
COMMERCIAL BANKS — 3.5%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22 (Secured)	GBP	100,000	173,013
Bank of America N.A., 5.30%, 3/15/17		50,000	54,260
Bank of Montreal, MTN, 1.45%, 4/9/18		10,000	9,660
Bank of Nova Scotia, 2.55%, 1/12/17		20,000	20,596
Barclays Bank plc, MTN, VRN, 4.875%, 12/15/14	EUR	40,000	38,357
BB&T Corp., MTN, 2.05%, 6/19/18		10,000	9,862
Capital One Financial Corp., 2.15%, 3/23/15		10,000	10,161
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	100,000	137,389
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		10,000	10,083
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	70,000	92,970
HSBC Bank plc, 3.50%, 6/28/15(1)		20,000	20,979
ING Bank NV, MTN, 3.875%, 12/23/16	GBP	50,000	80,435
KFW, 2.00%, 6/1/16		50,000	51,749
KFW, 3.875%, 1/21/19	EUR	70,000	104,099
KFW, MTN, 4.625%, 1/4/23	EUR	70,000	112,483
PNC Funding Corp., 3.625%, 2/8/15		40,000	41,742
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		10,000	10,590

Principal Amount	Value

U.S. Bancorp., MTN, 2.95%, 7/15/22		$10,000	$ 9,289
Wells Fargo & Co., 2.10%, 5/8/17		30,000	30,126
Wells Fargo & Co., 5.625%, 12/11/17		20,000	22,749
			1,040,592
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.55%, 6/1/22		10,000	9,745
Waste Management, Inc., 2.60%, 9/1/16		20,000	20,668
			30,413
COMMUNICATIONS EQUIPMENT — 0.1%
Apple, Inc., 1.00%, 5/3/18		20,000	19,221
Apple, Inc., 2.40%, 5/3/23		10,000	9,289
			28,510
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 4.30%, 6/1/21		20,000	19,578
Hewlett-Packard Co., 4.65%, 12/9/21		10,000	10,013
Seagate HDD Cayman, 4.75%, 6/1/23(1)		10,000	9,375
			38,966
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22		10,000	9,703
CONSUMER FINANCE — 0.5%
American Express Credit Corp., MTN, 2.75%, 9/15/15		70,000	72,638
American Express Credit Corp., MTN, 2.375%, 3/24/17		10,000	10,215
Credit Suisse (New York), 5.50%, 5/1/14		40,000	41,636
Equifax, Inc., 3.30%, 12/15/22		10,000	9,400
SLM Corp., 6.25%, 1/25/16		20,000	21,275
			155,164
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	9,359
DIVERSIFIED FINANCIAL SERVICES — 4.4%
Ally Financial, Inc., 8.30%, 2/12/15		40,000	43,200
Bank of America Corp., 4.50%, 4/1/15		10,000	10,493
Bank of America Corp., 3.75%, 7/12/16		$40,000	$41,955
Bank of America Corp., 6.50%, 8/1/16		10,000	11,281
Bank of America Corp., 5.75%, 12/1/17		40,000	44,484
Bank of America Corp., 5.70%, 1/24/22		10,000	11,114
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	50,000	72,094
Citigroup, Inc., 5.50%, 2/15/17		$20,000	21,883
Citigroup, Inc., 6.125%, 11/21/17		60,000	68,237
Citigroup, Inc., 4.50%, 1/14/22		10,000	10,431
Citigroup, Inc., 4.05%, 7/30/22		10,000	9,624
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	86,640
General Electric Capital Corp., 4.375%, 9/16/20		$50,000	52,988
General Electric Capital Corp., MTN, 6.00%, 8/7/19		70,000	81,336
Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18		50,000	55,979
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		50,000	55,217
HSBC Holdings plc, 5.10%, 4/5/21		30,000	32,997
HSBC Holdings plc, MTN, 6.25%, 3/19/18	EUR	100,000	150,393
JPMorgan Chase & Co., 3.45%, 3/1/16		$10,000	10,436
JPMorgan Chase & Co., 6.00%, 1/15/18		60,000	68,516
JPMorgan Chase & Co., 4.625%, 5/10/21		20,000	21,165
JPMorgan Chase & Co., 3.25%, 9/23/22		10,000	9,507
Morgan Stanley, 4.75%, 3/22/17		10,000	10,613
Morgan Stanley, 6.625%, 4/1/18		30,000	34,027
Morgan Stanley, 4.875%, 11/1/22		10,000	9,892
Morgan Stanley, 3.75%, 2/25/23		10,000	9,576
Morgan Stanley, MTN, 4.50%, 2/23/16	EUR	50,000	69,502
RL Finance Bonds PLC, VRN, 6.125%, 12/15/15	GBP	50,000	70,534

Principal Amount	Value

Royal Bank of Scotland Group plc, 6.125%, 12/15/22		$10,000	$ 9,544
Societe Generale SA, 2.50%, 1/15/14		100,000	101,240
Syngenta Finance NV, 3.125%, 3/28/22		10,000	9,822
			1,294,720
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
AT&T, Inc., 2.625%, 12/1/22		10,000	9,167
AT&T, Inc., 6.55%, 2/15/39		30,000	34,594
AT&T, Inc., 4.30%, 12/15/42		10,000	8,753
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		30,000	36,189
France Telecom SA, MTN, 3.875%, 4/9/20	EUR	50,000	70,788
Frontier Communications Corp., 7.125%, 3/15/19		25,000	26,438
Telefonica Emisiones SAU, 5.46%, 2/16/21		20,000	20,659
Telefonica Emisiones SAU, MTN, 5.375%, 2/2/18	GBP	50,000	80,295
Virgin Media Finance plc, 8.375%, 10/15/19		31,000	33,790
			320,673
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		20,000	22,750
Jabil Circuit, Inc., 5.625%, 12/15/20		10,000	10,400
			33,150
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16		20,000	20,909
Ensco plc, 4.70%, 3/15/21		10,000	10,629
Transocean, Inc., 6.375%, 12/15/21		10,000	11,253
			42,791
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 2.75%, 12/1/22		30,000	28,069
Safeway, Inc., 4.75%, 12/1/21		10,000	10,201
Wal-Mart Stores, Inc., 5.625%, 4/15/41		20,000	23,248
Walgreen Co., 1.80%, 9/15/17		10,000	9,881
Walgreen Co., 3.10%, 9/15/22		10,000	9,490
			80,889
FOOD PRODUCTS — 0.2%
Kraft Foods Group, Inc., 5.00%, 6/4/42		10,000	10,177
Mondelez International, Inc., 6.50%, 2/9/40		10,000	11,984
TreeHouse Foods, Inc., 7.75%, 3/1/18		45,000	47,756
			69,917
GAS UTILITIES — 0.6%
El Paso Corp., 7.25%, 6/1/18		40,000	44,494
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20		10,000	11,619
Energy Transfer Partners LP, 6.50%, 2/1/42		10,000	10,710
Enterprise Products Operating LLC, 5.20%, 9/1/20		30,000	33,606
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		20,000	22,470
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22		10,000	9,842
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		20,000	18,606
TransCanada PipeLines Ltd., 2.50%, 8/1/22		20,000	18,470
Williams Cos., Inc. (The), 3.70%, 1/15/23		10,000	9,304
Williams Partners LP, 4.125%, 11/15/20		10,000	10,091
			189,212
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.3%
Baxter International, Inc., 3.20%, 6/15/23		10,000	9,823
Biomet, Inc., 6.50%, 8/1/20		50,000	51,781
Medtronic, Inc., 2.75%, 4/1/23		20,000	18,722
			80,326
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
Aetna, Inc., 2.75%, 11/15/22		10,000	9,223

Principal Amount	Value

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		$50,000	$50,125
Express Scripts Holding Co., 2.65%, 2/15/17		40,000	40,753
HCA, Inc., 7.875%, 2/15/20		30,000	32,381
Healthsouth Corp., 8.125%, 2/15/20		40,000	43,500
UnitedHealth Group, Inc., 4.25%, 3/15/43		10,000	9,171
WellPoint, Inc., 3.125%, 5/15/22		10,000	9,495
			194,648
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		20,000	19,700
Wyndham Worldwide Corp., 2.95%, 3/1/17		20,000	20,254
			39,954
HOUSEHOLD DURABLES†
Lennar Corp., 4.75%, 12/15/17		10,000	10,050
INDUSTRIAL CONGLOMERATES†
General Electric Co., 4.125%, 10/9/42		10,000	9,354
INSURANCE — 1.6%
Allstate Corp. (The), 4.50%, 6/15/43		10,000	9,910
American International Group, Inc., 5.85%, 1/16/18		20,000	22,526
American International Group, Inc., 6.40%, 12/15/20		20,000	23,218
American International Group, Inc., 4.875%, 6/1/22		10,000	10,673
Berkshire Hathaway, Inc., 3.00%, 5/15/22		10,000	9,688
Berkshire Hathaway, Inc., 4.50%, 2/11/43		20,000	19,102
CNP Assurances, VRN, 4.75%, 12/22/16	EUR	50,000	59,773
Generali Finance BV, VRN, 6.21%, 6/16/16	GBP	50,000	68,823
Hartford Financial Services Group, Inc., 5.125%, 4/15/22		10,000	10,895
International Lease Finance Corp., 5.75%, 5/15/16		10,000	10,325
Lincoln National Corp., 6.25%, 2/15/20		20,000	22,954
Mapfre SA, VRN, 5.92%, 7/24/17	EUR	50,000	59,225
Markel Corp., 4.90%, 7/1/22		10,000	10,650
MetLife, Inc., 6.75%, 6/1/16		30,000	34,354
Prudential Financial, Inc., 5.375%, 6/21/20		20,000	22,444
QBE Insurance Group Ltd., MTN, 6.125%, 9/28/15	GBP	50,000	82,795
			477,355
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22		10,000	10,075
International Business Machines Corp., 1.95%, 7/22/16		20,000	20,512
			30,587
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		10,000	9,820
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		20,000	19,144
MEDIA — 1.4%
Comcast Corp., 5.90%, 3/15/16		30,000	33,790
Comcast Corp., 6.40%, 5/15/38		30,000	35,962
Discovery Communications LLC, 5.625%, 8/15/19		20,000	22,979
DISH DBS Corp., 6.75%, 6/1/21		50,000	53,375
Lamar Media Corp., 7.875%, 4/15/18		70,000	74,900
News America, Inc., 3.00%, 9/15/22		10,000	9,346
Time Warner Cable, Inc., 6.75%, 7/1/18		30,000	34,364
Time Warner, Inc., 4.875%, 3/15/20		20,000	21,828
Time Warner, Inc., 5.375%, 10/15/41		10,000	10,160
Univision Communications, Inc., 6.875%, 5/15/19(1)		55,000	58,025

Principal Amount	Value

Viacom, Inc., 4.375%, 9/15/14		$30,000	$31,284
Walt Disney Co. (The), MTN, 2.35%, 12/1/22		20,000	18,503
			404,516
METALS AND MINING — 0.4%
Alcoa, Inc., 5.40%, 4/15/21		10,000	9,745
FMG Resources Pty Ltd., 7.00%, 11/1/15(1)		50,000	50,750
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23(1)		10,000	9,063
Newmont Mining Corp., 3.50%, 3/15/22		10,000	8,568
Vale Overseas Ltd., 5.625%, 9/15/19		30,000	32,459
Xstrata Canada Financial Corp., 4.95%, 11/15/21(1)		10,000	9,693
			120,278
MULTI-UTILITIES — 1.2%
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		10,000	9,096
Constellation Energy Group, Inc., 5.15%, 12/1/20		10,000	10,979
Consumers Energy Co., 2.85%, 5/15/22		10,000	9,686
Dominion Resources, Inc., 2.75%, 9/15/22		10,000	9,331
Dominion Resources, Inc., 4.90%, 8/1/41		10,000	10,145
Duke Energy Corp., 6.30%, 2/1/14		50,000	51,599
Duke Energy Corp., 1.625%, 8/15/17		20,000	19,646
Duke Energy Corp., 3.55%, 9/15/21		10,000	9,999
Enel SpA, MTN, 6.25%, 6/20/19	GBP	50,000	82,666
Exelon Generation Co. LLC, 4.00%, 10/1/20		10,000	10,156
Exelon Generation Co. LLC, 5.60%, 6/15/42		10,000	10,093
FirstEnergy Corp., 4.25%, 3/15/23		10,000	9,304
Florida Power Corp., 3.85%, 11/15/42		10,000	8,791
GDF Suez, MTN, 2.75%, 10/18/17	EUR	40,000	55,094
Ipalco Enterprises, Inc., 5.00%, 5/1/18		10,000	10,350
Pacific Gas & Electric Co., 5.80%, 3/1/37		10,000	11,397
Progress Energy, Inc., 3.15%, 4/1/22		10,000	9,591
San Diego Gas & Electric Co., 3.00%, 8/15/21		20,000	20,128
			358,051
OIL, GAS AND CONSUMABLE FUELS — 1.6%
Alpha Natural Resources, Inc., 6.00%, 6/1/19		50,000	40,875
Anadarko Petroleum Corp., 5.95%, 9/15/16		20,000	22,446
Apache Corp., 4.75%, 4/15/43		10,000	9,532
BP Capital Markets plc, 4.50%, 10/1/20		20,000	21,721
Chevron Corp., 2.43%, 6/24/20		10,000	9,952
ConocoPhillips Holding Co., 6.95%, 4/15/29		10,000	12,779
Denbury Resources, Inc., 4.625%, 7/15/23		10,000	9,238
Devon Energy Corp., 5.60%, 7/15/41		10,000	10,410
Marathon Petroleum Corp., 3.50%, 3/1/16		20,000	21,005
Newfield Exploration Co., 5.625%, 7/1/24		50,000	48,750
Noble Energy, Inc., 4.15%, 12/15/21		20,000	20,676
Peabody Energy Corp., 6.50%, 9/15/20		25,000	25,188
Pemex Project Funding Master Trust, 6.625%, 6/15/35		30,000	31,650
Petro-Canada, 6.80%, 5/15/38		10,000	11,637
Petrobras International Finance Co. – Pifco, 5.75%, 1/20/20		10,000	10,450
Petrobras International Finance Co. – Pifco, 5.375%, 1/27/21		30,000	30,277
Phillips 66, 4.30%, 4/1/22		10,000	10,345
Pioneer Natural Resources Co., 3.95%, 7/15/22		10,000	9,887
SandRidge Energy, Inc., 8.75%, 1/15/20		40,000	41,000
Shell International Finance BV, 2.375%, 8/21/22		20,000	18,716

Principal Amount	Value

Shell International Finance BV, 3.625%, 8/21/42		$10,000	$ 8,877
Statoil ASA, 2.45%, 1/17/23		10,000	9,277
Talisman Energy, Inc., 7.75%, 6/1/19		20,000	24,328
			459,016
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)		20,000	22,326
International Paper Co., 6.00%, 11/15/41		10,000	10,686
			33,012
PHARMACEUTICALS — 0.6%
AbbVie, Inc., 1.75%, 11/6/17(1)		20,000	19,608
AbbVie, Inc., 4.40%, 11/6/42(1)		10,000	9,336
Actavis, Inc., 1.875%, 10/1/17		10,000	9,755
Bristol-Myers Squibb Co., 3.25%, 8/1/42		10,000	8,103
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		10,000	9,612
Merck & Co., Inc., 2.80%, 5/18/23		10,000	9,475
Merck & Co., Inc., 3.60%, 9/15/42		10,000	8,684
Roche Holdings, Inc., 6.00%, 3/1/19(1)		30,000	35,849
Valeant Pharmaceuticals International, 6.50%, 7/15/16(1)		55,000	56,925
			167,347
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
American Tower Corp., 4.50%, 1/15/18		10,000	10,672
American Tower Corp., 4.70%, 3/15/22		10,000	10,099
BRE Properties, Inc., 3.375%, 1/15/23		10,000	9,327
DDR Corp., 3.375%, 5/15/23		10,000	9,178
DDR Corp., 4.75%, 4/15/18		10,000	10,753
Essex Portfolio LP, 3.625%, 8/15/22		10,000	9,654
HCP, Inc., 3.75%, 2/1/16		40,000	42,137
Health Care REIT, Inc., 3.75%, 3/15/23		20,000	19,040
Host Hotels & Resorts LP, 3.75%, 10/15/23		$10,000	9,185
Kilroy Realty LP, 3.80%, 1/15/23		10,000	9,380
Reckson Operating Partnership LP, 6.00%, 3/31/16		20,000	21,804
Simon Property Group LP, 5.10%, 6/15/15		60,000	64,892
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19		10,000	10,408
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21		10,000	10,517
			247,046
ROAD AND RAIL — 0.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		20,000	20,767
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		10,000	9,366
CSX Corp., 4.25%, 6/1/21		10,000	10,699
Firstgroup plc, 6.125%, 1/18/19	GBP	40,000	65,894
			106,726
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Intel Corp., 1.35%, 12/15/17		$20,000	19,586
SOFTWARE — 0.1%
Oracle Corp., 2.50%, 10/15/22		20,000	18,470
SPECIALTY RETAIL — 0.5%
Home Depot, Inc. (The), 5.95%, 4/1/41		10,000	11,970
Sonic Automotive, Inc., 7.00%, 7/15/22		50,000	54,750
Staples, Inc., 4.375%, 1/12/23		20,000	19,414
United Rentals North America, Inc., 5.75%, 7/15/18		50,000	52,750
			138,884
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Gap, Inc. (The), 5.95%, 4/12/21		10,000	11,073
L Brands, Inc., 6.625%, 4/1/21		40,000	43,650
			54,723

Principal Amount	Value

THRIFTS AND MORTGAGE FINANCE — 1.1%
Cie de Financement Foncier, 4.375%, 4/25/19 (Secured)	EUR	100,000	$149,835
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	110,000	163,996
			313,831
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19		$10,000	13,255
Altria Group, Inc., 2.85%, 8/9/22		10,000	9,259
Philip Morris International, Inc., 4.125%, 5/17/21		20,000	21,163
			43,677
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18		20,000	25,995
TOTAL CORPORATE BONDS (Cost $7,205,578)			7,154,566
U.S. Government Agency Mortgage-Backed Securities(2) — 13.3%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.8%
FHLMC, VRN, 1.75%, 7/15/13		125,000	125,326
FHLMC, VRN, 1.85%, 7/15/13		123,955	124,826
FHLMC, VRN, 1.97%, 7/15/13		90,987	91,857
FHLMC, VRN, 1.98%, 7/15/13		55,000	55,694
FHLMC, VRN, 2.08%, 7/15/13		33,366	33,421
FHLMC, VRN, 2.36%, 7/15/13		106,459	105,723
FHLMC, VRN, 2.37%, 7/15/13		123,944	122,751
FHLMC, VRN, 2.90%, 7/15/13		45,457	46,446
FHLMC, VRN, 3.24%, 7/15/13		7,954	8,371
FHLMC, VRN, 3.29%, 7/15/13		85,790	88,652
FHLMC, VRN, 3.81%, 7/15/13		14,275	14,996
FHLMC, VRN, 4.36%, 7/15/13		125,283	131,959
FHLMC, VRN, 5.40%, 7/15/13		8,799	9,373
FHLMC, VRN, 5.80%, 7/15/13		25,476	26,930
FHLMC, VRN, 5.97%, 7/15/13		27,292	29,395
FHLMC, VRN, 6.13%, 7/15/13		8,859	9,546
FNMA, VRN, 2.71%, 7/25/13		26,216	26,622
FNMA, VRN, 3.83%, 7/25/13		14,576	15,333
FNMA, VRN, 3.93%, 7/25/13		17,207	18,167
FNMA, VRN, 5.41%, 7/25/13		14,157	15,261
FNMA, VRN, 5.96%, 7/25/13		26,404	28,879
			1,129,528
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.5%
FHLMC, 6.00%, 2/1/38		10,622	11,515
FHLMC, 4.00%, 12/1/40		12,038	12,645
FHLMC, 4.00%, 4/1/41		57,644	60,770
FNMA, 4.00%, 7/15/13(3)		75,000	78,129
FNMA, 4.50%, 7/15/13(3)		75,000	79,371
FNMA, 5.50%, 7/15/13(3)		150,000	162,932
FNMA, 5.00%, 7/1/31		84,496	93,487
FNMA, 5.50%, 5/1/33		26,589	29,103
FNMA, 5.00%, 11/1/33		18,904	20,452
FNMA, 5.00%, 9/1/35		93,967	101,180
FNMA, 6.00%, 4/1/37		31,533	34,974
FNMA, 6.00%, 7/1/37		45,270	50,230
FNMA, 6.00%, 8/1/37		33,453	36,629
FNMA, 5.50%, 1/1/39		72,827	78,994
FNMA, 5.50%, 3/1/39		9,302	10,090
FNMA, 4.50%, 6/1/39		140,914	152,334
FNMA, 5.00%, 8/1/39		11,817	13,026
FNMA, 4.50%, 3/1/40		228,626	246,774
FNMA, 3.50%, 12/1/40		75,043	76,270
FNMA, 4.00%, 12/1/40		59,680	62,471
FNMA, 4.00%, 5/1/41		88,341	92,074
FNMA, 4.50%, 7/1/41		88,497	95,081
FNMA, 4.50%, 9/1/41		44,603	47,580
FNMA, 4.00%, 12/1/41		104,121	109,094
FNMA, 4.00%, 1/1/42		54,591	57,002
FNMA, 3.50%, 5/1/42		91,913	93,463
FNMA, 3.50%, 6/1/42		48,000	48,831
FNMA, 3.50%, 9/1/42		47,835	48,648
FNMA, 3.50%, 9/1/42		67,821	68,930

Principal Amount	Value

FNMA, 3.00%, 11/1/42	$48,795	$47,743
GNMA, 6.00%, 7/15/33	11,055	12,412
GNMA, 5.00%, 3/20/36	104,187	113,647
GNMA, 5.50%, 1/15/39	9,042	10,311
GNMA, 5.50%, 9/15/39	69,762	76,405
GNMA, 4.50%, 10/15/39	25,470	27,597
GNMA, 5.00%, 10/15/39	39,572	43,502
GNMA, 4.50%, 1/15/40	42,353	45,323
GNMA, 4.00%, 12/15/40	33,228	35,115
GNMA, 4.50%, 12/15/40	101,507	110,001
GNMA, 4.00%, 1/20/41	136,755	144,330
GNMA, 4.00%, 12/15/41	64,676	67,914
		2,806,379
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,988,690)		3,935,907
Collateralized Mortgage Obligations(2) — 5.9%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	24,852	25,992
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 2A1, VRN, 3.00%, 7/1/13	9,618	9,351
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	10,000	10,258
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	110,761	100,178
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.85%, 7/1/13	10,500	10,138
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, 7/1/13	26,204	25,282
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	12,774	13,146
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.29%, 7/1/13	11,944	11,634
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 7/1/13	23,788	23,490
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.78%, 7/1/13	7,108	6,964
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.01%, 7/1/13	37,359	34,507
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.90%, 7/1/13	29,166	28,254
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, VRN, 2.50%, 7/1/13(1)	102,465	103,074
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 7/1/13	28,053	28,742
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.54%, 7/1/13	62,090	60,451
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.73%, 7/1/13	9,959	10,326
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.90%, 7/1/13	33,246	33,425
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.73%, 7/1/13	87,999	88,744
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 7/1/13	78,136	79,250
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	38,051	38,393
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	92,901	89,314

Principal Amount	Value

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	$5,688	$ 5,961
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.68%, 7/1/13	18,746	18,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.66%, 7/1/13	100,378	101,410
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	106,133	108,888
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	119,382	117,247
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	29,791	30,206
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	66,118	65,947
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.47%, 7/1/13	16,921	14,936
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.64%, 7/1/13	14,706	14,195
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.64%, 7/1/13	14,772	13,396
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	107,280	103,537
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	99,585	97,575
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	39,914	40,071
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	78,827	83,718
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	92,136	96,095
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	6,310	6,522
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,760,029)		1,749,558
U.S. Treasury Securities — 4.9%
U.S. Treasury Bonds, 5.50%, 8/15/28	50,000	65,066
U.S. Treasury Bonds, 2.75%, 11/15/42	175,000	151,129
U.S. Treasury Bonds, 3.125%, 2/15/43	200,000	186,969
U.S. Treasury Notes, 1.875%, 10/31/17(4)	50,000	51,434
U.S. Treasury Notes, 2.625%, 4/30/18	45,000	47,718
U.S. Treasury Notes, 1.00%, 5/31/18	490,000	481,425
U.S. Treasury Notes, 1.375%, 6/30/18(5)	60,000	59,946
U.S. Treasury Notes, 1.75%, 5/15/23	450,000	421,207
TOTAL U.S. TREASURY SECURITIES (Cost $1,515,800)		1,464,894
Commercial Mortgage-Backed Securities(2) — 3.2%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	48,373	48,793
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-2, Class A5 SEQ, 4.58%, 11/10/38	50,000	50,940
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(1)	75,000	70,784
BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, 11/5/36(1)	50,000	47,136

	Principal Amount	Value
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.39%, 7/1/13	$55,000	$58,736
Commercial Mortgage Pass-Through Certificates, Series 2004-LB2A, Class A4 SEQ, 4.72%, 3/10/39	62,599	63,498
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 7/1/13	14,141	14,161
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	13,569	13,560
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 7/1/13	50,000	52,210
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 7/1/13	50,000	51,457
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	50,000	52,973
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	75,000	78,871
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(1)	75,000	74,303
Irvine Core Office Trust, Series 2013-IRV, Class A2, VRN, 3.31%, 7/10/13(1)	50,000	47,365
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 7/11/13	35,000	37,087
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	73,825	76,977
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	12,872	13,014
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	100,000	104,023
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $989,353)		955,888
Municipal Securities — 0.7%
California GO, (Building Bonds), 7.30%, 10/1/39	20,000	26,063
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	20,000	21,285
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	30,000	34,307
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	25,000	27,919
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	25,000	32,429
Ohio State University (The) Rev., (Building Bonds), 4.91%, 6/1/40	25,000	24,847
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	25,000	27,276
TOTAL MUNICIPAL SECURITIES (Cost $207,441)		194,126
Temporary Cash Investments — 4.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $159,170), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $155,915)		155,914
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $476,582), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $467,746)		467,744
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $158,587), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $155,916)		155,915

	Shares	Value
SSgA U.S. Government Money Market Fund	427,374	$427,374
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,206,947)		1,206,947
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $31,329,764)		29,974,000
OTHER ASSETS AND LIABILITIES — (1.3)%		(389,807)
TOTAL NET ASSETS — 100.0%		$29,584,193

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
AUD	227,000	USD	209,757	Barclays Bank plc	9/17/2013	$(3,313)
AUD	30,000	USD	28,316	Westpac Group	9/17/2013	(1,033)
USD	511,341	AUD	541,749	Westpac Group	9/17/2013	18,649
USD	66,846	AUD	70,000	Westpac Group	9/17/2013	3,185
USD	27,290	BRL	60,000	Barclays Bank plc	9/17/2013	814
CAD	12,500	USD	11,918	Barclays Bank plc	9/17/2013	(54)
USD	473,799	CAD	485,023	HSBC Holdings plc	9/17/2013	13,469
USD	322,363	CAD	330,000	HSBC Holdings plc	9/17/2013	9,164
CHF	1,750	USD	1,857	Barclays Bank plc	9/17/2013	(3)
USD	133,952	CHF	123,423	UBS AG	9/17/2013	3,193
USD	32,559	CHF	30,000	UBS AG	9/17/2013	776
USD	43,328	CLP	22,000,000	Barclays Bank plc	9/17/2013	549
CNY	390,000	USD	63,295	HSBC Holdings plc	9/17/2013	(482)
USD	43,272	COP	83,000,002	Barclays Bank plc	9/17/2013	406
USD	39,481	CZK	756,971	Deutsche Bank	9/17/2013	1,591
USD	91,656	DKK	510,000	Barclays Bank plc	9/17/2013	2,579
EUR	120,000	USD	160,028	Barclays Bank plc	9/17/2013	(3,777)
EUR	40,000	USD	52,041	Barclays Bank plc	9/17/2013	43
USD	6,708,181	EUR	5,030,269	Barclays Bank plc	9/17/2013	158,336
USD	52,052	EUR	40,000	Barclays Bank plc	9/17/2013	(31)
GBP	72,000	USD	110,305	Barclays Bank plc	9/17/2013	(852)
GBP	60,000	USD	94,012	HSBC Holdings plc	9/17/2013	(2,801)
GBP	10,000	USD	15,738	HSBC Holdings plc	9/17/2013	(536)
USD	2,453,037	GBP	1,565,575	HSBC Holdings plc	9/17/2013	73,074
USD	15,364	GBP	10,000	Westpac Group	9/17/2013	162
HUF	7,531,690	USD	33,621	Deutsche Bank	9/17/2013	(633)
USD	32,477	HUF	7,499,999	Deutsche Bank	9/17/2013	(372)
USD	32,406	HUF	7,500,001	Deutsche Bank	9/17/2013	(443)
IDR	717,838,913	USD	70,091	UBS AG	9/17/2013	(404)
USD	15,705	INR	925,144	UBS AG	9/17/2013	408
USD	40,000	INR	2,470,600	Westpac Group	9/17/2013	(852)
JPY	30,800,000	USD	321,785	Barclays Bank plc	9/17/2013	(11,129)
USD	4,274,433	JPY	409,132,497	Barclays Bank plc	9/17/2013	147,835
USD	808,229	JPY	78,806,363	Barclays Bank plc	9/17/2013	13,371
KRW	31,000,005	USD	27,331	HSBC Holdings plc	9/17/2013	(290)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	55,384	KRW	62,999,998	HSBC Holdings plc	9/17/2013	$431
USD	40,000	KRW	46,410,000	HSBC Holdings plc	9/17/2013	(482)
USD	26,268	KRW	29,879,799	HSBC Holdings plc	9/17/2013	205
USD	78,690	MXN	1,020,016	Barclays Bank plc	9/17/2013	504
USD	20,970	MXN	270,000	Barclays Bank plc	9/17/2013	274
USD	37,151	MYR	120,000	Westpac Group	9/17/2013	(457)
USD	27,825	MYR	90,000	Westpac Group	9/17/2013	(381)
USD	24,659	MYR	80,000	Westpac Group	9/17/2013	(413)
NOK	85,625	USD	13,979	Barclays Bank plc	9/17/2013	79
NOK	230,000	USD	40,030	Deutsche Bank	9/17/2013	(2,268)
USD	21,743	NOK	130,000	Barclays Bank plc	9/17/2013	400
USD	311,442	NOK	1,800,000	Deutsche Bank	9/17/2013	15,917
USD	153,918	NOK	889,582	Deutsche Bank	9/17/2013	7,867
USD	40,000	NOK	244,814	Deutsche Bank	9/17/2013	(194)
NZD	1,250	USD	971	Barclays Bank plc	9/17/2013	(7)
USD	32,097	NZD	40,000	Westpac Group	9/17/2013	1,267
USD	15,339	NZD	19,344	Westpac Group	9/17/2013	430
PEN	60,000	USD	21,429	Barclays Bank plc	9/17/2013	(3)
USD	25,381	PEN	70,000	Barclays Bank plc	9/17/2013	384
USD	16,328	PHP	700,000	Westpac Group	9/17/2013	90
USD	28,238	PLN	90,000	Deutsche Bank	9/17/2013	1,280
RUB	900,000	USD	28,005	Westpac Group	9/17/2013	(941)
USD	80,000	RUB	2,676,800	Westpac Group	9/17/2013	(492)
USD	27,064	RUB	900,000	Westpac Group	9/17/2013	1
SEK	129,800	USD	19,244	Barclays Bank plc	9/17/2013	78
SEK	630,000	USD	96,638	Deutsche Bank	9/17/2013	(2,854)
SEK	140,000	USD	21,594	Deutsche Bank	9/17/2013	(754)
USD	692,781	SEK	4,516,366	Deutsche Bank	9/17/2013	20,463
USD	17,873	SEK	120,000	Deutsche Bank	9/17/2013	9
USD	71,726	SGD	90,000	HSBC Holdings plc	9/17/2013	710
USD	54,835	SGD	68,805	HSBC Holdings plc	9/17/2013	543
USD	49,047	THB	1,530,000	Westpac Group	9/17/2013	(90)
USD	47,075	TRY	90,000	Deutsche Bank	9/17/2013	967
USD	54,876	TWD	1,660,000	HSBC Holdings plc	9/17/2013	(560)
USD	54,573	TWD	1,650,000	HSBC Holdings plc	9/17/2013	(530)
USD	51,233	TWD	1,530,000	HSBC Holdings plc	9/17/2013	138
USD	47,020	TWD	1,420,000	HSBC Holdings plc	9/17/2013	(402)
USD	73,225	ZAR	748,261	Deutsche Bank	9/17/2013	(1,640)
USD	17,969	ZAR	180,000	Deutsche Bank	9/17/2013	(41)
						$460,127

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
2	Euro-Bund 10-Year Bonds	September 2013	$368,419	$4,318
7	U.S. Treasury 10-Year Notes	September 2013	885,937	19,015
			$1,254,356	$23,333

Notes to Schedule of Investments

AUD = Australian Dollar

BRL = Brazilian Real

CAD = Canadian Dollar

CHF = Swiss Franc

CLP = Chilean Peso

CNY = Chinese Yuan

COP = Colombian Peso

CZK = Czech Koruna

DKK = Danish Krone

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GNMA = Government National Mortgage Association

GO = General Obligation

HUF = Hungarian Forint

IDR = Indonesian Rupiah

INR = Indian Rupee

JPY = Japanese Yen

KRW = South Korea Won

MTN = Medium Term Note

MXN = Mexican Peso

MYR = Malaysian Ringgit

NOK = Norwegian Krone

NZD = New Zealand Dollar

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Rouble

SEK = Swedish Krona

SEQ = Sequential Payer

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

TWD = Taiwanese Dollar

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

ZAR = South African Rand

† Category is less than 0.05% of total net assets.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $1,465,130, which represented 5.0% of total net assets.

(2) Final maturity date indicated, unless otherwise noted.

(3) Forward commitment. Settlement date is indicated.

(4) Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $36,004.

(5) When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

 See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $31,329,764)	$29,974,000
Cash	3,026
Foreign currency holdings, at value (cost of $62,325)	61,658
Receivable for investments sold	99,066
Receivable for capital shares sold	96
Receivable for variation margin on futures contracts	547
Unrealized gain on forward foreign currency exchange contracts	499,641
Interest receivable	269,697
30,907,731

Liabilities
Payable for investments purchased	1,256,969
Payable for variation margin on futures contracts	158
Unrealized loss on forward foreign currency exchange contracts	39,514
Accrued management fees	22,059
Distribution and service fees payable	4,838
1,323,538

Net Assets	$29,584,193

Net Assets Consist of:
Capital paid in	$29,697,044
Undistributed net investment income	665,125
Undistributed net realized gain	95,696
Net unrealized depreciation	(873,672)
$29,584,193

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$9,590,025	960,921	$9.98
Institutional Class	$7,744,656	775,264	$9.99
A Class	$6,729,458	675,171	$9.97*
C Class	$2,781,289	280,101	$9.93
R Class	$2,738,765	275,128	$9.95

*Maximum offering price $10.44 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Interest	$ 667,381

Expenses:
Management fees	263,411
Distribution and service fees:
A Class	16,942
C Class	27,825
R Class	13,884
Trustees’ fees and expenses	2,045
Other expenses	12
324,119

Net investment income (loss)	343,262

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	34,748
Futures contract transactions	15,903
Foreign currency transactions	915,627
966,278

Change in net unrealized appreciation (depreciation) on:
Investments	(1,244,615)
Futures contracts	28,275
Translation of assets and liabilities in foreign currencies	219,635
(996,705)

Net realized and unrealized gain (loss)	(30,427)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 312,835

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2013 AND PERIOD ENDED JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012(1)
Operations
Net investment income (loss)	$343,262	$147,416
Net realized gain (loss)	966,278	230,791
Change in net unrealized appreciation (depreciation)	(996,705)	123,033
Net increase (decrease) in net assets resulting from operations	312,835	501,240

Distributions to Shareholders
From net investment income:
Investor Class	(288,448)	—
Institutional Class	(267,461)	—
A Class	(204,567)	—
C Class	(65,224)	—
R Class	(77,792)	—
From net realized gains:
Investor Class	(11,399)	—
Institutional Class	(10,045)	—
A Class	(8,707)	—
C Class	(3,574)	—
R Class	(3,572)	—
Decrease in net assets from distributions	(940,789)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	2,081,597	27,629,310

Net increase (decrease) in net assets	1,453,643	28,130,550

Net Assets
Beginning of period	28,130,550	—
End of period	$29,584,193	$28,130,550

Undistributed net investment income	$665,125	$388,131

(1)	January 31, 2012 (fund inception) through June 30, 2012.

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2013

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on January 31, 2012, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.95% for the Investor Class, A Class, C Class and R Class and 0.75% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. ACIM owns 93% of the outstanding shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2013 totaled $23,116,777, of which $10,395,231 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 totaled $18,764,371, of which $9,259,745 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2013		Period ended June 30, 2012(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	256,160	$2,617,763	843,948	$8,445,480
Issued in reinvestment of distributions	29,430	298,132	—	—
Redeemed	(160,189)	(1,635,006)	(8,428)	(84,573)
	125,401	1,280,889	835,520	8,360,907
Institutional Class
Sold	—	—	747,869	7,478,686
Issued in reinvestment of distributions	27,395	277,506	—	—
	27,395	277,506	747,869	7,478,686
A Class
Sold	11,693	120,053	645,054	6,451,146
Issued in reinvestment of distributions	21,054	213,274	—	—
Redeemed	(2,298)	(23,563)	(332)	(3,347)
	30,449	309,764	644,722	6,447,799
C Class
Sold	7,213	73,334	267,096	2,670,959
Issued in reinvestment of distributions	6,788	68,766	—	—
Redeemed	(996)	(10,026)	—	—
	13,005	132,074	267,096	2,670,959
R Class
Sold	—	—	267,096	2,670,959
Issued in reinvestment of distributions	8,032	81,364	—	—
	8,032	81,364	267,096	2,670,959
Net increase (decrease)	204,282	$2,081,597	2,762,303	$27,629,310

(1)	January 31, 2012 (fund inception) through June 30, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Sovereign Governments and Agencies	—	$13,312,114	—
Corporate Bonds	—	7,154,566	—
U.S. Government Agency Mortgage-Backed Securities	—	3,935,907	—
Collateralized Mortgage Obligations	—	1,749,558	—
U.S. Treasury Securities	—	1,464,894	—
Commercial Mortgage-Backed Securities	—	955,888	—
Municipal Securities	—	194,126	—
Temporary Cash Investments	$427,374	779,573	—
Total Value of Investment Securities	$427,374	$29,546,626	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$460,127	—
Futures Contracts	$19,015	4,318	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$19,015	$464,445	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$499,641	Unrealized loss on forward foreign currency exchange contracts	$39,514
Interest Rate Risk	Receivable for variation margin on futures contracts*	547	Payable for variation margin on futures contracts*	158
		$500,188		$39,672

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2013

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$909,646	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$215,483
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	15,903	Change in net unrealized appreciation (depreciation) on futures contracts	28,275
		$925,549		$243,758

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2013 and the period January 31, 2012 (fund inception) through June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$940,789	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to undistributed net investment income $837,224, and undistributed net realized gain $(837,224).

As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,330,052
Gross tax appreciation of investments	$ 268,470
Gross tax depreciation of investments	(1,624,522)
Net tax appreciation (depreciation) of investments	$(1,356,052)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$12,448
Net tax appreciation (depreciation)	$(1,343,604)
Other book-to-tax adjustments	$(90,110)
Undistributed ordinary income	$1,281,864
Accumulated long-term gains	$38,999

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.19	0.13	0.01	0.14	(0.34)	(0.01)	(0.35)	$9.98	1.34%	0.96%	1.31%	68%	$9,590
2012(3)	$10.00	0.06	0.13	0.19	—	—	—	$10.19	1.90%	0.96%(4)	1.44%(4)	29%	$8,514
Institutional Class
2013	$10.20	0.15	0.01	0.16	(0.36)	(0.01)	(0.37)	$9.99	1.53%	0.76%	1.51%	68%	$7,745
2012(3)	$10.00	0.07	0.13	0.20	—	—	—	$10.20	2.00%	0.76%(4)	1.64%(4)	29%	$7,627
A Class
2013	$10.18	0.11	—(5)	0.11	(0.31)	(0.01)	(0.32)	$9.97	1.11%	1.21%	1.06%	68%	$6,729
2012(3)	$10.00	0.05	0.13	0.18	—	—	—	$10.18	1.80%	1.21%(4)	1.19%(4)	29%	$6,563
C Class
2013	$10.15	0.03	—(5)	0.03	(0.24)	(0.01)	(0.25)	$9.93	0.32%	1.96%	0.31%	68%	$2,781
2012(3)	$10.00	0.02	0.13	0.15	—	—	—	$10.15	1.50%	1.96%(4)	0.44%(4)	29%	$2,710
R Class
2013	$10.17	0.08	—(5)	0.08	(0.29)	(0.01)	(0.30)	$9.95	0.78%	1.46%	0.81%	68%	$2,739
2012(3)	$10.00	0.04	0.13	0.17	—	—	—	$10.17	1.70%	1.46%(4)	0.94%(4)	29%	$2,716

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	January 31, 2012 (fund inception) through June 30, 2012.
(4)	Annualized.
(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the two funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $37,297 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century International Bond Funds

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79324 1308

ANNUAL REPORT	JUNE 30, 2013

International Bond Fund

Table of Contents

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Generally Favorable Fiscal-Year Returns for U.S. Stocks and High-Yield Bonds

The 12-month reporting period began in the summer of 2012 with uncertainties caused by slowing economies, as well as the upcoming November elections and year-end fiscal deadlines in the U.S. It ended with more uncertainty about the future of U.S. monetary stimulus. In between, aggressive monetary intervention by central banks encouraged investors to take more risk, generally boosting stocks at the expense of government bonds.

U.S. mid-cap, small-cap, and value stock indices achieved performance leadership during the period, outpacing the S&P 500 Index’s 20.60% return. U.S. stocks generally outperformed non-U.S. equities—the MSCI EAFE Index returned 18.62% and the MSCI Emerging Markets Index advanced 2.87%, affected by slowing growth in emerging market economies.

Slower emerging market growth also hindered commodity price gains and helped keep inflation under control. As a result, assets used as inflation hedges, including inflation-indexed securities and precious metals, lagged other assets. Gold, in particular, plunged, starting last October. And Treasury inflation-protected securities (TIPS) were among the lowest performers in the U.S. bond market. Bond index returns generally ranged from approximately 10% gains for U.S. corporate high-yield indices all the way down to negative returns for longer-maturity global Treasury benchmarks.

Despite signs of improvement in 2013, U.S. economic growth is subpar compared with past recession recoveries, and remains vulnerable to threats that could trigger another slowdown and market volatility. Therefore, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this volatile environment.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Global bonds posted modestly positive returns for the 12 months ended June 30, 2013. However, for U.S. investors with unhedged currency exposure, a stronger U.S. dollar led to negative overall returns for non-U.S. bonds (see the table below).

On the economic front, global economic growth slowed early in the period, particularly in the U.S. and Europe, but also in emerging economies such as China and India. In response, central banks around the world took steps to support their respective economies. The European Central Bank pledged to help stabilize and support bond markets in fiscally troubled countries; the Federal Reserve in the U.S. and the Bank of England in the U.K. implemented additional quantitative easing measures; and the Bank of Japan embarked on an aggressive program of economic stimulus measures to end deflation and revive the long-dormant Japanese economy.

By early 2013, global economic conditions began to improve. In the U.S., a recovery in the housing market and a declining unemployment rate led the Federal Reserve to signal that it may taper back its quantitative easing measures before the end of the year. This development pushed global bond yields higher near the end of the reporting period.

Other events impacting global fixed-income markets during the period included major elections in the U.S. and Japan, the U.S. government’s efforts to resolve the fiscal cliff and the sequester (which involved the expiration of certain federal tax cuts and the implementation of automatic federal budget cuts), and a contentious bailout of the banking system in Cyprus.

U.S. bond yields rose the most for the 12 months, while yields in Japan were relatively stable. European bond markets performed best, led by peripheral countries such as Italy and Spain. The Japanese bond market generated modestly positive performance, while the U.S. bond market declined for the period. From a sector perspective, corporate bonds and other non-government securities outperformed government bonds on a global basis during the reporting period.

A stronger U.S. dollar reduced non-U.S. bond returns for U.S. investors. In particular, the dollar appreciated by 24% versus the Japanese yen, reflecting the changing central bank policies in each country. The U.S. dollar also appreciated by 3% against the British pound and 12% against the Australian dollar. The main exception was the euro—the dollar declined by about 3% versus the euro for the 12-month period.

Major Currency and Global Bond Market Returns
For the 12 months ended June 30, 2013
Currency Returns*
U.S. Dollar vs. Euro	-2.78%
U.S. Dollar vs. Japanese Yen	24.07%
International Bond Market Returns (in U.S. dollars)
Barclays Global Treasury ex-U.S. Bond Index	-5.92%
Barclays Global Aggregate Bond Index (USD, hedged)	1.70%

*All percentage changes in foreign exchange rates are calculated on the basis of that currency per one U.S. dollar.

3

Performance

Total Returns as of June 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	-4.55%	1.33%	4.08%	5.50%	1/7/92
Barclays Global Treasury ex-U.S. Bond Index	—	-5.92%	2.70%	4.81%	5.77%(1)	—
Institutional Class	AIDIX	-4.36%	1.51%	—	4.05%	8/2/04
A Class(2) No sales charge* With sales charge*	AIBDX	-4.81% -9.12%	1.06% 0.14%	3.80% 3.33%	3.86% 3.54%	10/27/98
C Class	AIQCX	-5.51%	0.31%	—	1.35%	9/28/07
R Class	AIBRX	-5.03%	0.81%	—	1.85%	9/28/07

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/91, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.81%	0.61%	1.06%	1.81%	1.31%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Performance
Portfolio Commenta

Portfolio Managers: John Lovito, Simon Chester, and Edward Boyle

Performance Summary

International Bond returned –4.55%* for the fiscal year ended June 30, 2013, compared with the –5.92% return of its benchmark, the Barclays Global Treasury ex-U.S. Bond Index. (See pages 4 and 5 for additional performance comparisons.)

The negative returns for both International Bond and its benchmark index reflected the impact of a stronger U.S. dollar on non-U.S. bond returns for U.S. investors (see page 3 for more details). The fund’s outperformance of its benchmark during the 12-month period was driven primarily by favorable duration management, selected currency positioning, and exposure to non-government bonds.

Duration Management Added Value

Management of the fund’s duration (a measure of interest rate sensitivity) contributed to the fund’s outperformance of its benchmark during the fiscal year, particularly over the last six months of the period. The fund’s duration was neutral compared with the benchmark index during the first half of the period, and this positioning had little impact on performance as bond yields fluctuated within a fairly narrow range in most regions of the world.

However, in late 2012 and early 2013, yields rose toward the higher end of their range in many countries, so we extended the fund’s duration, making it longer than that of its benchmark. This positioning contributed favorably to performance as global bond yields declined from late January through the end of April.

In late April, with bond yields near the lower end of their range, we shifted from a longer duration to a shorter duration relative to the benchmark. As bond yields reversed course and rose sharply over the last two months of the reporting period, this positioning helped limit the negative impact of rising interest rates on the fund’s performance. Shortly before the end of the period, we shifted the fund’s duration back to neutral compared with its benchmark.

Non-Government Bonds Boosted Results

The fund’s exposure to non-government bonds, which are not represented in the benchmark, also contributed to its outperformance of the index. Non-government bonds include corporate bonds, secured bonds (which are typically corporate securities backed by mortgages or other loans), and securities issued by supra-national organizations (such as the European Investment Bank).

Non-government bonds outperformed during the period thanks to strong investor demand for higher-yielding investments. Early in the reporting period, we increased the fund’s position in non-government bonds from about 7% to more than 10% of the portfolio. During the last half of the period, we took profits in some of the fund’s non-government holdings, reducing the fund’s non-government exposure back to approximately 8%.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Country Allocation Was Mixed

The fund’s bond market positioning generated mixed results for the 12-month period. For much of the period, the fund held an overweight position in the U.K. and a corresponding underweight position in Asia, specifically Japan and South Korea. This positioning contributed positively to performance as the U.K. held up slightly better than the broad global fixed-income markets, while Japan meaningfully underperformed in U.S. dollar terms. In addition, an underweight in core European markets, particularly Germany, added value.

On the downside, an underweight position in France and a lack of exposure to peripheral European countries such as Italy and Spain detracted from relative results. We avoided peripheral European bond markets because they do not meet the fund’s credit quality standards.

The main adjustment we made to the fund’s bond market allocation occurred during the latter half of the period, when we shifted assets from Germany into Norway and Sweden. The increased exposure to Scandinavian bond markets was intended to take advantage of relative values and increase the fund’s country diversification.

Currency Positioning Generally Positive

The fund’s currency positioning aided results for the reporting period. The most beneficial position was an underweight in the Japanese yen, which declined sharply against all major currencies as the Bank of Japan enacted aggressive economic stimulus measures. Overweight positions in the Norwegian krone and the Swedish krona also added value during the period.

On the downside, overweight positions in the currencies of resource-based economies, such as the Australian dollar and New Zealand dollar, weighed on performance as slowing economic growth in emerging markets reduced demand for commodities. An underweight position in the euro, which appreciated against the U.S. dollar, also detracted from portfolio performance.

Toward the end of the period, we eliminated the fund’s longtime overweight positions in the commodity-oriented currencies, as well as its underweight position in the Japanese yen. We also shifted to an overweight position in the U.S. dollar, as expectations of higher interest rates in the U.S. should help strengthen the dollar in the near term.

Positioning for the Future

Economies in developed regions of the world have largely stabilized, but growth has slowed somewhat in developing economies such as China and Brazil. It remains to be seen whether these economies will begin to recover in the coming months or decelerate further. In addition, any policy shifts by the Federal Reserve in the second half of the year could negatively impact growth in the U.S. and other developed countries.

We continue to believe that non-U.S. bond yields will remain in a relatively narrow range in the second half of the year, but at a higher level than in the recent past. We intend to continue making adjustments to the fund’s duration based on yield movements within this range.

7

Fund Characteristics

JUNE 30, 2013
Portfolio at a Glance
Average Duration (effective)	7.4 years
Weighted Average Life	9.5 years

Bond Holdings by Country	% of net assets
Japan	23.4%
United Kingdom	19.7%
Germany(1)	6.1%
France(1)	6.1%
Netherlands(1)	5.2%
Canada	4.8%
Austria(1)	4.5%
Finland(1)	4.4%
Belgium(1)	4.3%
Denmark	4.0%
Other Countries	11.8%
Cash and Equivalents(2)	5.7%
(1) These countries are members of the eurozone. (2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	89.2%
Corporate Bonds	5.0%
Short-Term Investments	0.1%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	4.5%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1) 1/1/13 – 6/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$924.00	$3.82	0.80%
Institutional Class	$1,000	$924.70	$2.86	0.60%
A Class	$1,000	$922.40	$5.00	1.05%
C Class	$1,000	$919.30	$8.57	1.80%
R Class	$1,000	$921.30	$6.19	1.30%
Hypothetical
Investor Class	$1,000	$1,020.83	$4.01	0.80%
Institutional Class	$1,000	$1,021.82	$3.01	0.60%
A Class	$1,000	$1,019.59	$5.26	1.05%
C Class	$1,000	$1,015.87	$9.00	1.80%
R Class	$1,000	$1,018.35	$6.51	1.30%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

JUNE 30, 2013

		Principal Amount	Value
Sovereign Governments and Agencies — 89.2%
AUSTRALIA — 2.0%
Australia Government Bond, 5.75%, 7/15/22	AUD	9,620,000	$ 10,172,574
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	12,100,000	11,936,820
			22,109,394
AUSTRIA — 4.5%
Austria Government Bond, 3.40%, 10/20/14(1)	EUR	7,000,000	9,501,693
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	5,390,000	8,196,497
Austria Government Bond, 3.90%, 7/15/20(1)	EUR	11,590,000	17,429,082
Austria Government Bond, 3.40%, 11/22/22(1)	EUR	1,850,000	2,696,977
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	7,285,000	11,731,181
			49,555,430
BELGIUM — 4.3%
Belgium Government Bond, 4.00%, 3/28/18	EUR	12,195,000	17,819,244
Belgium Government Bond, 3.75%, 9/28/20	EUR	8,370,000	12,191,833
Belgium Government Bond, 2.25%, 6/22/23	EUR	3,020,000	3,793,829
Belgium Government Bond, 5.00%, 3/28/35	EUR	8,320,000	13,578,166
			47,383,072
CANADA — 4.8%
Canadian Government Bond, 5.00%, 6/1/14	CAD	20,090,000	19,769,653
Canadian Government Bond, 1.50%, 3/1/17	CAD	3,000,000	2,843,938
Canadian Government Bond, 5.75%, 6/1/33	CAD	9,040,000	12,346,558
Province of British Columbia, 3.25%, 12/18/21	CAD	7,920,000	7,686,851
Province of Ontario Canada, 4.40%, 6/2/19	CAD	9,500,000	9,920,757
			52,567,757
CZECH — 0.4%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	68,200,000	4,073,580
DENMARK — 4.0%
Denmark Government Bond, 4.00%, 11/15/17	DKK	75,000,000	14,957,331
Denmark Government Bond, 4.00%, 11/15/19	DKK	8,300,000	1,707,771
Denmark Government Bond, 7.00%, 11/10/24	DKK	47,200,000	12,668,901
Denmark Government Bond, 4.50%, 11/15/39	DKK	60,760,000	14,983,600
			44,317,603
FINLAND — 4.4%
Finland Government Bond, 3.875%, 9/15/17	EUR	13,290,000	19,458,553
Finland Government Bond, 4.375%, 7/4/19	EUR	2,725,000	4,181,049
Finland Government Bond, 1.625%, 9/15/22	EUR	6,860,000	8,733,763
Finland Government Bond, 4.00%, 7/4/25	EUR	10,220,000	15,779,091
			48,152,456
FRANCE — 4.6%
France Government Bond OAT, 4.00%, 4/25/14	EUR	4,370,000	5,868,752
France Government Bond OAT, 3.25%, 10/25/21	EUR	2,440,000	3,478,916
France Government Bond OAT, 5.50%, 4/25/29	EUR	3,580,000	6,178,801
France Government Bond OAT, 4.75%, 4/25/35	EUR	5,590,000	9,053,168
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	18,980,000	25,827,990
			50,407,627

11

Principal Amount	Value

GERMANY — 5.2%
Bundesobligation, 2.00%, 2/26/16	EUR	19,300,000	$ 26,272,063
Bundesrepublik Deutschland, 4.00%, 1/4/18	EUR	7,280,000	10,886,739
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	10,910,000	19,676,232
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	400,000	700,106
			57,535,140
JAPAN — 23.4%
Japan Government Five Year Bond, 0.60%, 9/20/14	JPY	2,072,600,000	21,023,557
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	3,530,000,000	36,341,880
Japan Government Ten Year Bond, 1.50%, 9/20/18	JPY	6,453,000,000	68,978,979
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	4,609,300,000	47,406,451
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,038,000,000	23,137,937
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,669,300,000	17,527,229
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	3,689,850,000	41,523,536
			255,939,569
MULTI-NATIONAL — 2.6%
European Investment Bank, 2.50%, 7/15/15	EUR	6,450,000	8,755,988
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	5,100,000	7,492,397
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	8,500,000	12,716,919
			28,965,304
NETHERLANDS — 4.0%
Netherlands Government Bond, 4.00%, 7/15/16(1)	EUR	13,850,000	19,889,887
Netherlands Government Bond, 3.50%, 7/15/20(1)	EUR	2,200,000	3,236,453
Netherlands Government Bond, 2.25%, 7/15/22(1)	EUR	6,800,000	9,094,271
Netherlands Government Bond, 4.00%, 1/15/37(1)	EUR	7,140,000	11,541,663
			43,762,274
NEW ZEALAND — 0.4%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	5,200,000	4,312,115
NORWAY — 1.8%
Norway Government Bond, 4.25%, 5/19/17	NOK	28,000,000	5,059,991
Norway Government Bond, 3.75%, 5/25/21	NOK	81,400,000	14,767,366
			19,827,357
SINGAPORE — 0.8%
Singapore Government Bond, 2.375%, 4/1/17	SGD	7,000,000	5,883,054
Singapore Government Bond, 3.125%, 9/1/22	SGD	3,100,000	2,609,875
			8,492,929
SWEDEN — 2.3%
Sweden Government Bond, 6.75%, 5/5/14	SEK	26,200,000	4,096,871
Sweden Government Bond, 4.25%, 3/12/19	SEK	47,530,000	8,058,816
Sweden Government Bond, 3.50%, 6/1/22	SEK	77,220,000	12,822,693
			24,978,380
SWITZERLAND — 0.8%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	4,600,000	5,317,260
Switzerland Government Bond, 2.50%, 3/8/36	CHF	2,575,000	3,283,381
			8,600,641
UNITED KINGDOM — 18.9%
United Kingdom Gilt, 5.00%, 9/7/14	GBP	11,600,000	18,610,611
United Kingdom Gilt, 4.00%, 9/7/16	GBP	23,240,000	38,964,125
United Kingdom Gilt, 4.50%, 3/7/19	GBP	18,825,000	33,230,326
United Kingdom Gilt, 3.75%, 9/7/21	GBP	14,155,000	24,018,552
United Kingdom Gilt, 6.00%, 12/7/28	GBP	11,300,000	23,591,382
United Kingdom Gilt, 4.25%, 3/7/36	GBP	26,640,000	46,149,868

12

Principal Amount	Value

United Kingdom Gilt, 4.50%, 12/7/42	GBP	2,490,000	$ 4,488,127
United Kingdom Gilt, 4.25%, 12/7/55	GBP	10,260,000	17,970,714
			207,023,705
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $984,732,573)			978,004,333
Corporate Bonds — 5.0%
FRANCE — 1.5%
Cie de Financement Foncier, 4.375%, 4/25/19 (Secured)	EUR	5,500,000	8,240,922
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	5,240,000	7,812,174
			16,053,096
GERMANY — 0.9%
KFW, 3.875%, 1/21/19	EUR	2,890,000	4,297,796
KFW, MTN, 4.625%, 1/4/23	EUR	3,790,000	6,090,139
			10,387,935
IRELAND — 0.6%
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	4,500,000	6,967,925
NETHERLANDS — 1.2%
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	4,800,000	7,271,420
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	4,000,000	5,926,368
			13,197,788
UNITED KINGDOM — 0.8%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22 (Secured)	GBP	2,200,000	3,806,287
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	3,000,000	4,718,250
			8,524,537
TOTAL CORPORATE BONDS (Cost $52,739,777)			55,131,281
Short-Term Investments — 0.1%
UNITED STATES — 0.1%
U.S. Treasury Bills 0.13%, 1/9/14(2)(3) (Cost $499,665)		500,000	499,847
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.00%, 1/15/14, valued at $1,671,201), in a joint trading account at 0.06%, dated 6/28/13, due 7/1/13 (Delivery value $1,637,024)			1,637,016
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $5,003,847), in a joint trading account at 0.05%, dated 6/28/13, due 7/1/13 (Delivery value $4,911,069)			4,911,049
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $1,665,072), in a joint trading account at 0.04%, dated 6/28/13, due 7/1/13 (Delivery value $1,637,021)			1,637,016
SSgA U.S. Government Money Market Fund		4,518,962	4,518,962
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,704,043)			12,704,043
TOTAL INVESTMENT SECURITIES — 95.5% (Cost $1,050,676,058)			1,046,339,504
OTHER ASSETS AND LIABILITIES — 4.5%			49,742,027
TOTAL NET ASSETS — 100.0%			$1,096,081,531

13

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	2,864,826	AUD	3,000,000	Westpac Group	9/17/2013	$136,487
AUD	360,000	USD	343,161	Westpac Group	9/17/2013	(15,760)
AUD	4,121,037	USD	3,928,275	Westpac Group	9/17/2013	(180,414)
USD	381,290	CAD	400,000	Barclays Bank plc	9/17/2013	1,655
CAD	564,817	USD	554,204	Barclays Bank plc	9/17/2013	(18,142)
USD	392,437	CAD	400,000	Deutsche Bank	9/17/2013	12,801
USD	7,360,518	CAD	7,500,000	Westpac Group	9/17/2013	242,349
USD	782,037	CAD	800,000	Westpac Group	9/17/2013	22,765
USD	2,400,000	CAD	2,536,608	Westpac Group	9/17/2013	(7,467)
CHF	3,220,362	USD	3,497,960	UBS AG	9/17/2013	(86,197)
USD	2,384,969	CHF	2,200,000	Westpac Group	9/17/2013	54,212
CHF	1,400,000	USD	1,517,813	Westpac Group	9/17/2013	(34,604)
CZK	21,800,000	USD	1,137,315	Deutsche Bank	9/17/2013	(46,113)
CZK	26,157,555	USD	1,357,992	Deutsche Bank	9/17/2013	(48,673)
USD	754,812	DKK	4,200,000	Barclays Bank plc	9/17/2013	21,237
DKK	60,886,122	USD	10,878,427	Barclays Bank plc	9/17/2013	(244,013)
USD	2,624,698	EUR	2,000,000	Barclays Bank plc	9/17/2013	20,525
USD	536,554	EUR	400,000	Barclays Bank plc	9/17/2013	15,719
USD	792,037	EUR	600,000	Barclays Bank plc	9/17/2013	10,785
USD	3,123,134	EUR	2,400,000	Barclays Bank plc	9/17/2013	(1,873)
EUR	800,000	USD	1,067,362	Barclays Bank plc	9/17/2013	(25,693)
EUR	1,000,000	USD	1,340,094	Deutsche Bank	9/17/2013	(38,008)
EUR	3,400,000	USD	4,533,339	HSBC Holdings plc	9/17/2013	(106,245)
EUR	16,511,322	USD	22,015,124	HSBC Holdings plc	9/17/2013	(515,957)
EUR	6,000,000	USD	7,801,830	Westpac Group	9/17/2013	10,688
USD	1,837,652	GBP	1,200,000	Barclays Bank plc	9/17/2013	13,431
USD	43,345,784	GBP	27,604,648	HSBC Holdings plc	9/17/2013	1,381,630
GBP	1,000,000	USD	1,573,770	HSBC Holdings plc	9/17/2013	(53,586)
GBP	1,730,000	USD	2,716,507	HSBC Holdings plc	9/17/2013	(86,588)
GBP	2,400,000	USD	3,638,282	Westpac Group	9/17/2013	10,160
GBP	500,000	USD	769,575	Westpac Group	9/17/2013	(9,482)
HKD	3,000,000	USD	386,904	Deutsche Bank	9/17/2013	3
HKD	3,910,000	USD	503,824	Westpac Group	9/17/2013	445
USD	519,079	JPY	49,400,000	Barclays Bank plc	9/17/2013	20,820
JPY	995,569,119	USD	10,575,186	Barclays Bank plc	9/17/2013	(533,663)
USD	1,579,449	JPY	150,000,000	Deutsche Bank	9/17/2013	66,517
USD	9,600,000	JPY	953,313,600	HSBC Holdings plc	9/17/2013	(15,325)
USD	404,956	JPY	39,600,000	Westpac Group	9/17/2013	5,542
JPY	187,600,000	USD	1,979,870	Westpac Group	9/17/2013	(87,696)
JPY	751,500,000	USD	7,972,012	Westpac Group	9/17/2013	(392,222)
USD	1,720,079	KRW	1,951,000,003	HSBC Holdings plc	9/17/2013	18,274
USD	318,143	KRW	369,999,995	HSBC Holdings plc	9/17/2013	(4,598)
USD	4,800,000	KRW	5,523,600,000	HSBC Holdings plc	9/17/2013	(18,090)
USD	2,400,000	KRW	2,784,600,000	HSBC Holdings plc	9/17/2013	(28,933)
USD	2,708,931	KRW	3,162,000,002	HSBC Holdings plc	9/17/2013	(49,198)
KRW	46,400,470,002	USD	40,942,073	HSBC Holdings plc	9/17/2013	(468,169)
USD	7,800,603	NOK	45,098,705	Deutsche Bank	9/17/2013	396,281

14

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	7,524,080	NOK	43,500,000	Deutsche Bank	9/17/2013	$382,233
USD	1,200,000	NOK	7,344,406	Deutsche Bank	9/17/2013	(5,807)
USD	4,555,659	NOK	27,800,000	Deutsche Bank	9/17/2013	(8,555)
NOK	15,200,000	USD	2,645,437	Deutsche Bank	9/17/2013	(149,895)
USD	1,765,337	NZD	2,200,000	Westpac Group	9/17/2013	69,707
USD	796,780	NZD	1,000,000	Westpac Group	9/17/2013	26,039
NZD	3,347,340	USD	2,667,094	Westpac Group	9/17/2013	(87,161)
USD	19,468,926	SEK	126,873,308	Deutsche Bank	9/17/2013	582,234
USD	1,102,158	SEK	7,400,000	Deutsche Bank	9/17/2013	575
SEK	2,600,000	USD	401,038	Deutsche Bank	9/17/2013	(13,996)
USD	2,400,000	SEK	16,232,880	Deutsche Bank	9/17/2013	(16,469)
SEK	21,000,000	USD	3,222,486	Deutsche Bank	9/17/2013	(96,371)
USD	4,945,756	SGD	6,200,000	HSBC Holdings plc	9/17/2013	53,531
USD	546,422	SGD	682,781	HSBC Holdings plc	9/17/2013	7,660
USD	1,327,523	TWD	39,600,000	HSBC Holdings plc	9/17/2013	5,067
USD	3,600,000	TWD	108,162,000	HSBC Holdings plc	9/17/2013	(12,107)
USD	5,821,068	TWD	176,000,000	HSBC Holdings plc	9/17/2013	(56,512)
						$25,790

Notes to Schedule of Investments

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CZK = Czech Koruna

DKK = Danish Krone

EUR = Euro

GBP = British Pound

HKD = Hong Kong Dollar

JPY = Japanese Yen

KRW = South Korea Won

MTN = Medium Term Note

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

SGD = Singapore Dollar

TWD = Taiwanese Dollar

USD = United States Dollar

(1)

Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $93,317,704, which represented 8.5% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.
(3)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $499,847.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2013
Assets
Investment securities, at value (cost of $1,050,676,058)	$1,046,339,504
Foreign currency holdings, at value (cost of $25,701,486)	25,538,288
Receivable for investments sold	14,318,885
Receivable for capital shares sold	983,783
Unrealized gain on forward foreign currency exchange contracts	3,589,372
Interest receivable	11,917,939
1,102,687,771

Liabilities
Payable for capital shares redeemed	2,338,321
Unrealized loss on forward foreign currency exchange contracts	3,563,582
Accrued management fees	681,031
Distribution and service fees payable	23,306
6,606,240

Net Assets	$1,096,081,531

Net Assets Consist of:
Capital paid in	$1,109,401,288
Distributions in excess of net investment income	(3,818,500)
Accumulated net realized loss	(4,820,856)
Net unrealized depreciation	(4,680,401)
$1,096,081,531

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$655,031,533	48,535,610	$13.50
Institutional Class	$346,695,413	25,676,810	$13.50
A Class	$89,103,318	6,628,603	$13.44	*
C Class	$5,051,434	375,517	$13.45
R Class	$199,833	14,830	$13.47

*Maximum offering price $14.07 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2013
Investment Income (Loss)
Income:
Interest	$26,559,562

Expenses:
Management fees	9,113,603
Distribution and service fees:
A Class	243,498
C Class	63,031
R Class	1,153
Trustees’ fees and expenses	62,756
Other expenses	1,219
9,485,260

Net investment income (loss)	17,074,302

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,870,336)
Futures contract transactions	1,256,413
Foreign currency transactions	(4,676,327)
(7,290,250)

Change in net unrealized appreciation (depreciation) on:
Investments	(61,511,222)
Translation of assets and liabilities in foreign currencies	1,197,214
(60,314,008)

Net realized and unrealized gain (loss)	(67,604,258)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(50,529,956)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2013 AND JUNE 30, 2012
Increase (Decrease) in Net Assets	June 30, 2013	June 30, 2012
Operations
Net investment income (loss)	$17,074,302	$23,325,393
Net realized gain (loss)	(7,290,250)	6,468,739
Change in net unrealized appreciation (depreciation)	(60,314,008)	(24,026,215)
Net increase (decrease) in net assets resulting from operations	(50,529,956)	5,767,917

Distributions to Shareholders
From net investment income:
Investor Class	(14,357,121)	(19,770,208)
Institutional Class	(6,463,354)	(6,764,758)
A Class	(1,460,577)	(2,003,488)
B Class	—	(3,389)
C Class	(48,218)	(99,603)
R Class	(3,021)	(3,476)
Decrease in net assets from distributions	(22,332,291)	(28,644,922)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(179,561,017)	21,433,031

Net increase (decrease) in net assets	(252,423,264)	(1,443,974)

Net Assets
Beginning of period	1,348,504,795	1,349,948,769
End of period	$1,096,081,531	$1,348,504,795

Undistributed (distributions in excess of) net investment income	$(3,818,500)	$13,203,138

See Notes to Financial Statements.

18

Notes to Financial Statements

 JUNE 30, 2013

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

20

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2013 was 0.79% for the Investor Class, A Class, C Class and R Class and 0.59% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 34% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2013 were $236,680,767 and $320,846,030, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2013		Year ended June 30, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	7,903,670	$113,220,499	15,469,033	$224,119,401
Issued in reinvestment of distributions	927,949	13,612,908	1,253,548	18,242,762
Redeemed	(22,470,361)	(321,573,079)	(19,452,664)	(282,884,524)
	(13,638,742)	(194,739,672)	(2,730,083)	(40,522,361)
Institutional Class
Sold	9,540,191	136,354,928	10,419,634	150,680,694
Issued in reinvestment of distributions	431,638	6,329,145	453,592	6,593,422
Redeemed	(8,597,587)	(124,082,443)	(6,058,933)	(88,448,328)
	1,374,242	18,601,630	4,814,293	68,825,788
A Class
Sold	1,612,479	22,951,257	1,820,942	26,447,490
Issued in reinvestment of distributions	97,541	1,426,657	132,803	1,928,939
Redeemed	(1,803,998)	(25,442,386)	(2,496,046)	(36,286,186)
	(93,978)	(1,064,472)	(542,301)	(7,909,757)
B Class	N/A
Sold			660	10,006
Issued in reinvestment of distributions			110	1,615
Redeemed			(21,173)	(310,092)
			(20,403)	(298,471)
C Class
Sold	39,044	551,077	292,303	4,307,677
Issued in reinvestment of distributions	2,258	33,169	4,297	62,816
Redeemed	(202,213)	(2,910,999)	(212,241)	(3,075,872)
	(160,911)	(2,326,753)	84,359	1,294,621
R Class
Sold	2,903	41,191	8,560	124,230
Issued in reinvestment of distributions	206	3,021	238	3,476
Redeemed	(5,414)	(75,962)	(5,861)	(84,495)
	(2,305)	(31,750)	2,937	43,211
Net increase (decrease)	(12,521,694)	$(179,561,017)	1,608,802	$21,433,031

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Sovereign Governments and Agencies	—	$978,004,333	—
Corporate Bonds	—	55,131,281	—
Short-Term Investments	—	499,847	—
Temporary Cash Investments	$4,518,962	8,185,081	—
Total Value of Investment Securities	$4,518,962	$1,041,820,542	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$25,790	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the last six months of the period, though none were held at period end.

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Value of Derivative Instruments as of June 30, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$3,589,372	Unrealized loss on forward foreign currency exchange contracts	$3,563,582

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(3,971,041)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$1,397,250
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,256,413	Change in net unrealized appreciation (depreciation) on futures contracts	—
		$(2,714,628)		$1,397,250

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2013 and June 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$22,332,291	$28,644,922
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to distributions in excess of net investment income $(11,763,649), and accumulated net realized loss $11,763,649.

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As of June 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,051,481,058
Gross tax appreciation of investments	$31,484,650
Gross tax depreciation of investments	(36,626,204)
Net tax appreciation (depreciation) of investments	$(5,141,554)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(594,328)
Net tax appreciation (depreciation)	$(5,735,882)
Other book-to-tax adjustments	$(2,710,772)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(4,388,251)
Late-year ordinary loss deferral	$(484,852)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$14.39	0.19	(0.82)	(0.63)	(0.26)	—	(0.26)	$13.50	(4.55)%	0.80%	1.35%	21%	$655,032
2012	$14.65	0.24	(0.18)	0.06	(0.32)	—	(0.32)	$14.39	0.36%	0.81%	1.68%	50%	$894,450
2011	$13.45	0.31	1.53	1.84	(0.56)	(0.08)	(0.64)	$14.65	14.07%	0.81%	2.19%	44%	$951,100
2010	$14.38	0.35	(0.64)	(0.29)	(0.64)	—	(0.64)	$13.45	(2.39)%	0.82%	2.44%	64%	$1,135,772
2009	$15.13	0.43	(0.43)	—(3)	(0.54)	(0.21)	(0.75)	$14.38	0.16%	0.83%	3.05%	64%	$1,343,268
Institutional Class
2013	$14.39	0.22	(0.83)	(0.61)	(0.28)	—	(0.28)	$13.50	(4.36)%	0.60%	1.55%	21%	$346,695
2012	$14.66	0.27	(0.20)	0.07	(0.34)	—	(0.34)	$14.39	0.49%	0.61%	1.88%	50%	$349,782
2011	$13.46	0.34	1.53	1.87	(0.59)	(0.08)	(0.67)	$14.66	14.29%	0.61%	2.39%	44%	$285,697
2010	$14.39	0.38	(0.64)	(0.26)	(0.67)	—	(0.67)	$13.46	(2.19)%	0.62%	2.64%	64%	$286,817
2009	$15.15	0.46	(0.44)	0.02	(0.57)	(0.21)	(0.78)	$14.39	0.34%	0.63%	3.25%	64%	$228,895
A Class
2013	$14.33	0.16	(0.83)	(0.67)	(0.22)	—	(0.22)	$13.44	(4.81)%	1.05%	1.10%	21%	$89,103
2012	$14.60	0.21	(0.20)	0.01	(0.28)	—	(0.28)	$14.33	0.03%	1.06%	1.43%	50%	$96,335
2011	$13.40	0.27	1.54	1.81	(0.53)	(0.08)	(0.61)	$14.60	13.84%	1.06%	1.94%	44%	$106,044
2010	$14.33	0.32	(0.65)	(0.33)	(0.60)	—	(0.60)	$13.40	(2.65)%	1.07%	2.19%	64%	$77,065
2009	$15.07	0.39	(0.43)	(0.04)	(0.49)	(0.21)	(0.70)	$14.33	(0.08)%	1.08%	2.80%	64%	$92,778

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$14.34	0.05	(0.83)	(0.78)	(0.11)	—	(0.11)	$13.45	(5.51)%	1.80%	0.35%	21%	$5,051
2012	$14.61	0.10	(0.20)	(0.10)	(0.17)	—	(0.17)	$14.34	(0.73)%	1.81%	0.68%	50%	$7,692
2011	$13.41	0.17	1.53	1.70	(0.42)	(0.08)	(0.50)	$14.61	12.96%	1.81%	1.19%	44%	$6,603
2010	$14.33	0.20	(0.63)	(0.43)	(0.49)	—	(0.49)	$13.41	(3.32)%	1.82%	1.44%	64%	$7,666
2009	$15.05	0.28	(0.43)	(0.15)	(0.36)	(0.21)	(0.57)	$14.33	(0.88)%	1.83%	2.05%	64%	$2,806
R Class
2013	$14.36	0.12	(0.83)	(0.71)	(0.18)	—	(0.18)	$13.47	(5.03)%	1.30%	0.85%	21%	$200
2012	$14.63	0.17	(0.20)	(0.03)	(0.24)	—	(0.24)	$14.36	(0.22)%	1.31%	1.18%	50%	$246
2011	$13.43	0.24	1.53	1.77	(0.49)	(0.08)	(0.57)	$14.63	13.52%	1.31%	1.69%	44%	$208
2010	$14.35	0.27	(0.63)	(0.36)	(0.56)	—	(0.56)	$13.43	(2.82)%	1.32%	1.94%	64%	$233
2009	$15.09	0.34	(0.42)	(0.08)	(0.45)	(0.21)	(0.66)	$14.35	(0.40)%	1.33%	2.55%	64%	$102

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the two funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 21, 2013

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	41	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	41	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	41	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	41	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	41	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	41	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	41	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 11, 2013, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

In connection with their annual review and evaluation, the independent Directors memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

32

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

33

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue

34

to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

35

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

37

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century International Bond Funds

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-79316 1308

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $27,746

FY 2013:     $84,384

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012:$0 FY 2013:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:$0 FY 2013:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012:$0 FY 2013:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:$0 FY 2013:$0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $199,276

FY 2013:     $151,650

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2013